SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 16, 1999


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                   59-3305930
 (State or other juris-     (Commission file number)        (IRS employer
diction of incorporation)                                 identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On December 16, 1999, the Registrant issued four news releases reporting earnings for the second quarter of fiscal 2000 and certain officer promotions.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           Exhibit Number            Description

                                 99 Press Releases dated December 16, 1999, announcing second quarter earnings for fiscal 2000 and certain officer promotions.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 17, 1999                  DARDEN RESTAURANTS, INC.

                                           By:  /s/ Paula J. Shives
                                                Paula J. Shives
                                                Senior Vice President,
                                                General Counsel and Secretary


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


                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

     99            Press Releases dated December 16, 1999, reporting
                   earnings for the second quarter of fiscal 2000 and
                   certain officer promotions.                              5


                                       4